Exhibit 10.18.3

CCR Modification Agreement Certification

This CCR Modification Agreement is entered into by the parties hereto in connection with the Loan and Guarantee Agreement dated as of October 30, 2020, and entered into pursuant to Division A, Title IV, Subtitle A, section 4029 of the Coronavirus Aid, Relief, and Economic Security Act (P. L. 116-136), as amended. The parties named below and their undersigned authorized representatives acknowledge that a materially false, fictitious, or fraudulent statement (or concealment or omission of a material fact) in connection with this CCR Modification Agreement may result in administrative remedies as well as civil and/or criminal penalties.

MESA AIRLINES, INC., as Borrower		MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.,
as Guarantor

By:	/s/ Michael Lotz	By:	/s/ Michael Lotz
First Authorized Representative:		First Authorized Representative:
Title:	President	Title:	President

By:	/s/ Brian Gillman	By:	/s/ Brian Gillman
Second Authorized Representative:		Second Authorized Representative:
Title:	EVP & General Counsel	Title:	EVP & General Counsel

MESA AIR GROUP, INC., as Guarantor

By:	/s/ Michael Lotz
First Authorized Representative:
Title:	President

By:	/s/ Brian Gillman
Second Authorized Representative:
Title:	EVP & General Counsel

Exhibit 10.18.3

CCR MODIFICATION AGREEMENT

Dated December 23, 2024

Reference is made to (1) that certain Loan and Guarantee Agreement dated as of October 30, 2020 (the “Loan Agreement”), among MESA AIRLINES, INC., a corporation organized under the laws of Nevada (the “Borrower”), MESA AIR GROUP, INC., a corporation organized under the laws of Nevada (the “Parent”), the Guarantors party thereto from time to time, the UNITED STATES DEPARTMENT OF THE TREASURY (“Treasury”), and THE BANK OF NEW YORK MELLON as Administrative Agent and Collateral Agent, as modified by the Modification and Waiver Agreement (as defined below); (2) the Pledge and Security Agreement dated as of October 30, 2020 (the “Pledge Agreement”), among the Grantors thereto and the Collateral Agent, as amended by that certain First Amendment to the Pledge and Security Agreement, dated as of February 11, 2022, and as supplemented by that certain Pledge Supplement, dated as of November 13, 2020 (the “Pledge Supplement”), among the Grantors and the Collateral Agent; (3) the Modification and Waiver Agreement (“Modification and Waiver Agreement”) dated as of December 22, 2022, among the Borrower, the Parent, the Guarantors party thereto, Treasury, the Administrative Agent and the Collateral Agent; and (4) the CCR Modification Agreement dated as of September 23, 2024 (“September 2024 CCR Modification Agreement”). Capitalized terms used in this CCR Modification Agreement (this “Agreement”) but not otherwise defined shall have the meanings given to such terms in the Loan Agreement and the Pledge Agreement, as applicable.

WHEREAS, pursuant to Section 5.19(b) of the Loan Agreement (the “CCR Eligible Receivables Requirement”), if the Collateral Coverage Ratio as of any CCR Reference Date is less than 1.60 to 1.00, then all amounts on deposit in the Eligible Receivables Account or transferred thereto shall be required to be held in such Eligible Receivables Account uninvested, and the Parent and the Subsidiaries shall not transfer any funds from such Eligible Receivables Account (except for the application to prepay the Loans then outstanding in accordance with Section 2.06(a) of the Loan Agreement) until the first CCR Reference Date on which the Collateral Coverage Ratio is 1.60 to 1.00 or more, whereupon funds may once again be transferred from the Eligible Receivables Account for purposes other than prepayment of the Loans;

WHEREAS, pursuant to Section 6.17(b)(ii) of the Loan Agreement (the “CCR Covenant”), the Borrower covenanted to, in the event that the Collateral Coverage Ratio with respect to any CCR Reference Date is less than 1.60 to 1.00, prepay any outstanding Loans and/or designate Additional Collateral as additional Eligible Collateral, collectively, in an amount such that following such prepayment and/or designation, the Collateral Coverage Ratio with respect to such CCR Reference Date, recalculated as appropriate, shall be no less than 1.60 to 1.00;

WHEREAS, pursuant to Section 2 of the Modification and Waiver Agreement, the Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, agreed to modify both the CCR Eligible Receivables Requirement and the CCR Covenant with a Collateral Coverage Ratio of 1.55 to 1.00, effective as of October 1, 2022 through the Maturity Date;

Exhibit 10.18.3

WHEREAS, pursuant to Section 1 and Section 2 of the September 2024 CCR Modification Agreement, the Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, agreed to modify both the CCR Eligible Receivables Requirement and the CCR Covenant with a Collateral Coverage Ratio of 1.44 to 1.00, effective as of September 23, 2024 through November 22, 2024;

WHEREAS, the Parent requested that the Collateral Coverage Ratio in the CCR Eligible Receivables Requirement and the CCR Covenant be reduced from 1.55 to 1.00 to 0.99 to 1.00 until February 28, 2025;

WHEREAS, the Administrative Agent, on behalf of the Lenders (as defined in the Loan Agreement) and at the direction of Treasury, in its capacity as the Required Lenders (as defined in the Loan Agreement), has agreed to modify the CCR Covenant as set forth herein, and Treasury, in its capacity as the Required Lenders, has consented to such modification of the CCR Eligible Receivables Requirement and the CCR Covenant;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Modification of the CCR Eligible Receivables Requirement. Effective as of November 22, 2024, the Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, has agreed to modify the CCR Eligible Receivables Requirement with a Collateral Coverage Ratio of 0.99 to 1.00 through February 28, 2025; after such date, the CCR Eligible Receivables Requirement shall revert back to a Collateral Coverage Ratio of 1.55 to 1.00.
2.
Amendment of Eligible Receivables Covenant. Effective as of November 22, 2024, the Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, and the Borrower amend Section 5.19(a) of the Loan Agreement to insert the following as the third sentence of such Section 5.19(a):

“The Credit Parties shall instruct and use their reasonable best efforts to cause counterparties to all Receivables (whether or not constituting “Eligible Receivables”) to direct payments of all amounts required to be paid to the Credit Parties (and their Affiliates), and all other amounts the Credit Parties are entitled to, under any such Receivable to the Eligible Receivables Account, provided, however, that Receivables generated from the sale, by any Credit Party, of assets that are not Collateral shall be excluded from the scope of this provision.”

3.
Modification of the CCR Covenant. Effective as of November 22, 2024, the Administrative Agent, on behalf of the Lenders and at the direction of the Required Lenders, has agreed to modify the CCR Covenant with a Collateral Coverage Ratio of 0.99 to 1.00 through February 28, 2025; after such date, the CCR Covenant shall revert back to a Collateral Coverage Ratio of 1.55 to 1.00.
4.
Amendment of the Pledge and Security Agreement. Effective as of November 22, 2024, the Administrative Agent and the Collateral Agent, on behalf of the Lenders and at the direction of the Required Lenders, and the Borrower and the Guarantors amend Section 2.1(a)(vi) of the

Exhibit 10.18.3

Pledge and Security Agreement to delete the reference to “Qualified Receivables described on Schedule 2.1” and substitute the term “Receivables” therefor.
5.
Effective Date. This Agreement shall become effective as of November 22, 2024, subject to the Administrative Agent having executed this Agreement and having received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Lenders that constitute the Required Lenders and the Collateral Agent.
6.
Limited Effect. This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of the Loan Agreement, the Pledge Agreement, the Modification and Waiver Agreement, or any other Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or the Administrative Agent may now have or may in the future have under any Loan Document. Except as herein provided, the Loan Agreement and any other Loan Documents shall remain unchanged and in full force and effect. This Agreement shall not constitute a novation of the Loan Agreement or any other Loan Documents.
7.
Loan Document. The parties hereto acknowledge that this Agreement is a Loan Document.
8.
Counterparts and Electronic Execution and Delivery. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “executed,” “signature,” “delivery,” and words of like import shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, as the case may be, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery or the use of a paper-based recordkeeping system, as the case may be.
9.
Authorization of Administrative Agent and Collateral Agent. By executing this Agreement, the Required Lenders hereby authorize and direct the Administrative Agent and Collateral Agent to enter into this Agreement.
10.
Governing Law. Section 11.09 (Governing Law; Jurisdiction; Etc.) of the Loan Agreement shall apply mutatis mutandis to this Agreement as if set out herein.

[Signature Pages to Follow.]

Exhibit 10.18.3

IN WITNESS WHEREOF, the Borrower, each Guarantor, the Administrative Agent, the Collateral Agent, and Treasury have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MESA AIRLINES, INC., as Borrower

By:	/s/ Michael Lotz
Name:	Michael Lotz
Title:	President

MESA AIR GROUP, INC., as Guarantor

By:	/s/ Michael Lotz
Name:	Michael Lotz
Title:	President

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.,
as Guarantor

By:	/s/ Michael Lotz
Name:	Michael Lotz
Title:	President

[Signature Page to the CCR Modification Agreement – Mesa Airlines, Inc.]

Exhibit 10.18.3

THE BANK OF NEW YORK MELLON,
as Administrative Agent

By:	/s/ John D. Bowman
Name:	John D. Bowman
Title:	Vice President

THE BANK OF NEW YORK MELLON,
as Collateral Agent

By:	/s/ John D. Bowman
Name:	John D. Bowman
Title:	Vice President

[Signature Page to the CCR Modification Agreement – Mesa Airlines, Inc.]

Exhibit 10.18.3

UNITED STATES DEPARTMENT OF THE TREASURY, as the Required Lenders

By:	/s/ Jessica Milano
Name:	Jessica Milano
Title:	Chief Program Officer, Office of Capital Access

[Signature Page to the CCR Modification Agreement – Mesa Airlines, Inc.]